POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorney for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 1998.




                                  /s/  C. Michael Armstrong
                                  -----------------------------------
                                  By:  C. Michael Armstrong
                                       Chairman of the Board and Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1998.




                                  /s/  J. D. Zeglis
                                  -----------------------------------
                                  By:  J. D. Zeglis
                                       President and Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March, 1998.




                                  /s/  D. E. Somers
                                  -----------------------------------
                                  By:  D. E. Somers
                                       Senior Executive Vice President
                                         and Chief Financial Officer

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

         NOW,  THEREFORE,  the   undersigned  hereby  constitutes  and  appoints
D. E. SOMERS and M. J. WASSER, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.




                                  /s/  M. B. Tart
                                  -----------------------------------
                                  By:  M. B. Tart
                                       Vice President and Controller

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of March, 1998.




                                  /s/  Kenneth T. Derr
                                  -----------------------------------
                                  By:  Kenneth T. Derr
                                       Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1998.




                                  /s/  M. Kathryn Eickhoff
                                  -----------------------------------
                                  By:  M. Kathryn Eickhoff
                                       Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.




                                  /s/  Walter Y. Elisha
                                  -----------------------------------
                                  By:  Walter Y. Elisha
                                       Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of March, 1998.




                                  /s/  George M. C. Fisher
                                  -----------------------------------
                                  By:  George M. C. Fisher
                                       Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW,   THEREFORE,  the  undersigned  hereby  constitutes  and  appoints
D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of March, 1998.




                                  /s/  Donald V. Fites
                                  -----------------------------------
                                  By:  Donald V. Fites
                                       Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1998.




                                  /s/  Ralph S. Larsen
                                  -----------------------------------
                                  By:  Ralph S. Larsen
                                       Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1998.




                                  /s/  Donald F. McHenry
                                  -----------------------------------
                                  By:  Donald F. McHenry
                                       Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of March, 1998.




                                  /s/  Michael I. Sovern
                                  -----------------------------------
                                  By:  Michael I. Sovern
                                       Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1998.




                                  /s/  Thomas H. Wyman
                                  -----------------------------------
                                  By:  Thomas H. Wyman
                                       Director